SUPPLEMENT TO

CLASS I (INSTITUTIONAL) SHARES PROSPECTUS

Calvert Social Investment Fund Portfolios

Calvert Social Index Fund

Calvert Large Cap Growth Fund

Calvert Capital Accumulation Fund

Calvert World Values International Equity Fund

Calvert New Vision Small Cap Fund

Calvert Income Fund

Calvert Short Duration Income Fund

Prospectus dated: January 31, 2003

Date of Supplement: June 9, 2003

The $1 million minimum initial investment may be waived for certain  institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders.

Please note this change in the prospectus.